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SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 20, 2001

INTERNAP NETWORK SERVICES CORPORATION
(Exact name of registrant as specified in its charter)

Washington
(State or other jurisdiction of incorporation)

000-27265	91-1896926
(Commission File No.)	(IRS Employer Identification No.)

601 Union Street, Suite 1000
Seattle, Washington 98101
(206) 441-8800
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code:  (206) 441-8800

Item 5.  Other Events.

On July 20, 2001, Internap Network Services Corporation (the "Company") entered into a definitive agreement for a $101,045,000 private placement of units (the "Financing"). The Company expects the Financing to be complete by September 14, 2001, subject to shareholder approval, and intends to use the proceeds for general corporate purposes.

On July 25, 2001, the Company announced the appointment of Eugene Eidenberg as its Chief Executive Officer.

Item 7.  Exhibits.

99.1*	Unit Purchase Agreement, dated July 20, 2001 (incorporated by reference to Appendix B to the Registrant's Proxy Statement filed on July 25, 2001).
99.2*	Press Release, dated as of July 25, 2001 entitled, "Internap Enters Into Definitive Agreement for $101 Million of Financing."
99.3*	Press Release, dated as of July 25, 2001 entitled, "Internap Names Communications Industry Veteran Gene Eidenberg As New CEO."
*
Previously filed as an exhibit to the Company's Current Report on Form 8-K filed on July 25, 2001.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERNAP NETWORK SERVICES CORPORATION

Dated: August 10, 2001	By:	/s/ PAUL E. MCBRIDE Paul E. McBride Vice President of Finance and Administration, Chief Financial Officer and Secretary

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INDEX TO EXHIBITS

99.1*	Unit Purchase Agreement, dated July 20, 2001 (incorporated by reference to Appendix B to the Registrant's Proxy Statement filed on July 25, 2001).
99.2*	Press Release, dated as of July 25, 2001 entitled, "Internap Enters Into Definitive Agreement for $101 Million of Financing."
99.3*	Press Release, dated as of July 25, 2001 entitled, "Internap Names Communications Industry Veteran Gene Eidenberg As New CEO."
*
Previously filed as an exhibit to the Company's Current Report on Form 8-K filed on July 25, 2001.

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SIGNATURE
INDEX TO EXHIBITS